25 October 2022 Third Quarter 2022 Earnings Call Presentation

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2021 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Q3 2022 Financial and Operational Highlights Note: financial and operational highlights during the quarter ended September 30, 2022 (1) Non-GAAP measure – please see reconciliation in appendix; excludes restructuring and merger-related expenses Solid pre-tax, pre-provision income and net income (excluding restructuring & merger-related expenses) Net interest margin increased to 3.33%, reflecting benefit of higher-yielding loans and securities, as well as controlling cost of funding Strong, broad-based year-over-year and sequential quarter total loan growth (excluding Small Business Administration Payroll Protection Program (“SBA PPP”) loans) Strong year-over-year deposit growth (excluding CDs) driven by growth in demand deposits and savings accounts Demonstrated discretionary expense control as non-interest expenses increased just 1.8% year-over-year (excluding restructuring & merger-related expenses) Key credit quality metrics remained at low levels and favorable to peer bank averages WesBanco remains well-capitalized with solid liquidity and a strong balance sheet Pre-Tax, Pre-Provision Income(1) $64.9 million, +12.3% YoY Net Income Available to Common Shareholders and Diluted EPS(1) $50.6 million; $0.85/diluted share Total Loan Growth (x-SBA PPP) YoY and QoQ (annualized) +6.5% and +3.2%, respectively Deposit Growth YoY (x-CDs) +3.2% YoY Non-Performing Assets to Total Assets 0.21% Returns on Average Assets and Tangible Equity(1) 1.19% and 15.41%, respectively

Q3 2022 Key Metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses

Q3 2022 Total Portfolio Loans ($MM) Loan growth continues to demonstrate the successful execution of our expansion into higher-growth markets and ability to hire top-tier commercial and mortgage loan officers across our footprint Total loan growth (excluding SBA PPP) was broad-based across loan categories and markets +6.5% year-over-year and +0.8% (or +3.2% annualized) quarter-over-quarter CRE loan payoffs increased during Q3 2022 to ~$173 million, as compared to a more normalized quarterly run-rate of ~$90 million ~$13 million of SBA PPP loans remaining (as of 9/30/2022) Q3 2022 included forgiveness of ~$14 million of SBA PPP loans (net of deferred fees) Note: commercial loan average payoff and new yields exclude loans funded through the Small Business Administration’s Paycheck Protection Program (“SBA PPP”), as established by the CARES Act

Q3 2022 Net Interest Margin (NIM) Q3 2022 net interest margin of 3.33% increased 30 basis points sequentially and 25 basis points year-over-year, which reflects the 225 basis point increase in the federal fund rate from March through July, as well as our successful deployment of excess cash into higher-yielding loans When excluding purchase accounting and SBA PPP loan accretion, net interest margin increased 34 basis points sequentially to 3.27% We remain focused on controlling the costs of our various funding sources, which is enhanced by the pricing advantage of our robust legacy deposit base Total deposit funding costs of 17 basis points (including non-interest bearing deposits) increased just 8 basis points both sequentially and year-over-year The year-over-year total deposit beta was just 4%, when compared to the 225 basis point increase in the federal fund rate through July of this year Note: commercial loan portfolio index mix excludes SBA PPP loans

Q3 2022 Non-Interest Income Trust fees decreased primarily due to the decline in equity markets Net securities brokerage revenue increased due to organic growth Service charges on deposits were higher due to increased general consumer spending Mortgage banking income decreased due to fewer originations, reflective of the general housing market, and holding more residential mortgages on the balance sheet Q3 2022 mortgage originations totaled $235 million, with the amount retained ~73% Net gain on other assets reflects the gain on the sale of the underlying equity investments held by WesBanco Community Development Corporation Other income increased due to higher commercial loan swap-related income Note: OREO = other real estate owned

Q3 2022 Non-Interest Expense Salaries and wages increased due to higher salary expense related to normal merit increases, higher staffing levels (primarily commercial and residential lenders), and hourly minimum wage increase Employee benefits increased sequentially due to an increase in the deferred comp expense from market activity and participant activity FDIC insurance increased year-over-year due primarily to the benefit to last year’s FDIC insurance calculation from the large 2021 negative credit loss provision recognized Other operating expenses decreased due primarily to lower electronic banking fees and call center expenses, which were higher in the prior year period due to the core banking software system conversion, as well as other miscellaneous costs

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to $25B Strong Legacy of Credit Quality Note: financial data as of quarter ending for dates specified; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 10/14/2022) and represent simple averages except criticized & classified loans as % of total loans which is a weighted average Note: total loans includes SBA PPP loans

The slight decrease in the allowance was primarily driven by improvements in the pandemic-related qualitative adjustments more than offsetting the increase from prepayment assumptions, loan growth, and the macroeconomic forecasts utilized Allowance coverage ratio of 1.11% Excludes fair market value adjustments on previously acquired loans representing 0.19% of total portfolio loans Q3 2022 Current Expected Credit Loss (CECL) Note: ACL at 9/30/2022 excludes off-balance sheet credit exposures of $8.9 million

Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels, with tangible equity levels above peers Purchased ~0.4 million shares of WesBanco common stock on the open market during Q3 2022, and ~1.3 million shares remained for repurchase (as of 9/30/2022) (1) Tangible Equity to Tangible Assets (2) Tier 1 Risk-Based Capital Ratio Strong Capital Position Note: financial data as of quarter ending 12/31; current year data as of 9/30/2022; CECL accounting standard adopted January 1, 2020 by WSBC Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Non-GAAP measure – please see reconciliation in appendix Well-Capitalized 8.0% Required 6.0%

Appendix

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios

Reconciliation: Net Income, EPS (Diluted), Tangible Book Value per Share

Reconciliation: Efficiency Ratio Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent

Reconciliation: Return on Average Assets and Tangible Equity to Tangible Assets (1) three-, six-, and nine-month (as applicable) figures are annualized Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007

Reconciliation: Return on Average Tangible Equity (1) three-, six-, and nine-month (as applicable) figures are annualized